EXHIBIT 4.2

      CUSIP: 92852E AA 3

9.25% Senior Notes due 2010

No. 1	$500,000,000

VIVENDI UNIVERSAL S.A.

promises to pay to CEDE & CO.

or registered assigns,

the principal sum of Five hundred million

Dollars on April 15, 2010.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Dated: April 8, 2003

VIVENDI UNIVERSAL S.A.

By:	/s/ Jacques Espinasse
Name: Jacques Espinasse
Title: Chief Financial Officer

This is one of the 9.25%
Senior Notes due 2010 referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK,
as Trustee

By:	/s/ Sunjeeve Patel
Authorized Signatory

Date of authentication: April 8, 2003

9.25% Senior Notes due 2010

     THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (5) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

     THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST

     (A)  Vivendi Universal S.A., a French société anonyme (the “Company”), promises to pay interest on the principal amount of this Note at 9.25% per annum from April 8, 2003 (subject to subparagraph (1)(B) below) until maturity and shall pay the Special Interest, if any, payable pursuant to the Registration Rights Agreement referred to below. The Company will pay interest and Special Interest, if any, semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a day other than a Saturday, a Sunday or a day on which commercial banking institutions are authorized or required by law to close in New York City, London, England or Paris, France (a “Business Day”), on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 15, 2003. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and on overdue installments of interest and Special Interest, if any (without regard to any applicable grace periods), from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     (B)  The gross proceeds of the offering and sale of the Notes (less $1) will be placed in escrow accounts as provided in Section (9) below. In the event the Escrow Funds are released to the Company as provided in such Section, on the first Interest Payment Date, the Company will pay interest accrued since the date of such release plus an amount equal to the amount of interest on the Notes from April 8, 2003 to the date of release of the Escrow Funds to the Company calculated as if all the proceeds of the Notes had been released to the Company on April 8, 2003.

(2)  METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest, if any, to the Persons who are registered Holders of Notes at the close of business on the April 1 or October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Special Interest, if any, and interest at the office or agency of the Company maintained for such purpose, as provided in the Indenture, or, at the option of the Company, payment of interest and Special Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Special Interest, if any, on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the

Paying Agent. Such payment will be in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

(3)  PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar and The Bank of New York (Luxembourg) S.A. will act as Paying Agent in Luxembourg. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)  INDENTURE. The Company issued the Notes under an Indenture dated as of April 8, 2003 (the “Indenture”) between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

(5)  OPTIONAL REDEMPTION.

     (A)  On or after April 15, 2007, the Company may redeem all or a part of the Dollar Notes, upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Special Interest, if any, on the Notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Dollar Note
Year	Percentage

2007	104.625%
2008	102.313%
2009 and thereafter	100.000%

     (B)  Notwithstanding the provisions of subparagraph (A) of this Paragraph 5, at any time prior to April 15, 2006, the Company may at its option on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture with the net cash proceeds of an Equity Offering at a redemption price equal to 109.25% of the principal amount for the Dollar Notes, plus accrued and unpaid interest and Special Interest, if any, to the redemption date; provided that the Company received at least €50 million in gross proceeds from such Equity Offering; at least 65% in initial aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its Subsidiaries); and such redemption occurs within 120 days of the date of the closing of such Equity Offering.

     (C)  Notwithstanding the provisions of subparagraph (A) of this Paragraph 5, at any time prior to April 15, 2007, the Company may at its option redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus the Applicable Premium plus accrued and unpaid interest and Special Interest, if any, to the applicable redemption date.

(6)  MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

(7)  REPURCHASE AT OPTION OF HOLDER.

     (A)  Upon the occurrence at any time of a Change of Control, unless the Company has exercised its right to redeem the Notes as described in Section 3.07 of the Indenture, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Special Interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (B)  If the Company or any Restricted Subsidiary consummates any Asset Sales, within 30 days of each date on which the aggregate amount of Excess Proceeds exceeds €20 million, the Company will commence an offer to all Holders of Notes (an “Asset Sale Offer”) pursuant to Section 3.09 of the Indenture to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Special Interest, if any, to the date fixed for the closing of such offer in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, such funds will no longer constitute Excess Proceeds and may be used for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase” attached to this Note.

(8)  NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000, may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

(9)  ESCROW OF PROCEEDS; SPECIAL MANDATORY CANCELLATION.

     (A)  At the date of the Indenture, the Trustee, the Company and The Bank of New York, as escrow agent (the “Escrow Agent”) shall enter into an escrow agreement (the “Escrow Agreement”) substantially in the form attached as Exhibit D to the Indenture. The gross proceeds from the offering of the Notes (less a $1 initial payment in respect of the Dollar Notes)

will be paid into escrow accounts (the “Escrow Accounts”) by the initial purchasers of the Notes and held in the name of the Trustee on behalf of the Holders under the terms of the Escrow Agreement. In accordance with the terms of the Escrow Agreement, the Escrow Funds will be released to the Company upon delivery to the Escrow Agent and the Trustee of a certificate of the company signed by two officers, one of whom must be the Chief Executive Officer or Chief Financial Officer of the Company (the “Escrow Release Certificate”), in the form attached to the Escrow Agreement. The Company has agreed in the Indenture for the benefit of the Holders to comply with the terms and conditions of the Escrow Agreement and shall use its reasonable best efforts to satisfy the conditions precedent to availability of the New Credit Facility, deliver the Escrow Release Certificate and receive the gross proceeds from the offering and sale of the Notes as provided in the Escrow Agreement, as soon as practicable following the date hereof.

     (B)  If (i) in accordance with the terms of the Escrow Agreement, the Escrow Release Certificate is not delivered by the Company by 11:59 p.m. New York City time on the date that is 120 days from the date of the Indenture (or, if such 120th day is not a Business Day, the first Business Day after such day) (the “Final Escrow Date”) or (ii) on an earlier date the Company notifies the Escrow Agent that it reasonably believes it will not be possible for the Company to deliver the Escrow Release Certificate by the Final Escrow Date, upon the date that is the earlier of the Final Escrow Date and the date that is five Business Days from the date of such notification, as the case may be, the Company shall promptly instruct the Trustee to cancel each series of Notes (the “Special Mandatory Cancellation”) on a date that is not more than 10 Business Days after such instruction (the “Special Mandatory Cancellation Date”). Promptly following receipt of instructions from the Company to cancel the Notes in accordance with the previous sentence, or if no such instructions have been received, on the Final Escrow Date, the Trustee shall mail by first class mail notice of the Special Mandatory Cancellation (the “Special Mandatory Cancellation Notice”) to each Holder of the Notes at its registered address, to the Escrow Agent, and, so long as any series of the Notes is listed on the Luxembourg Stock Exchange and if required by the rules of the Luxembourg Stock Exchange, notice will be published in Luxembourg in a daily leading newspaper with general circulation in Luxembourg. As provided in the Escrow Agreement, upon receipt of the Special Mandatory Cancellation Notice or, if the Escrow Agent shall not have received an Escrow Release Certificate on or before the Final Escrow Date, on the next following Business Day, the Escrow Agent will liquidate all Escrow Funds held by it and the Escrow Agent will deliver such proceeds to the relevant Paying Agent for pro rata distribution to the Holders of the Notes. On the Special Mandatory Cancellation Date, the Company will pay to the relevant Paying Agent for payment to each Holder of Notes an aggregate amount equal to the difference between (i) 101% of the aggregate principal amount of the Notes plus interest that would have accrued on the Notes if the proceeds of the offering of the Notes had been released to the Company on the date of issuance of the Notes from such date to the Special Mandatory Cancellation Date (the “Special Mandatory Cancellation Price”) and (ii) the proceeds from the liquidation of the Escrow Funds, such that each Holder of the Notes shall receive the Special Mandatory Cancellation Price upon surrender and cancellation of its Notes. Once the Special Mandatory Cancellation Notice has been mailed, the Notes will become irrevocably due and payable on the Special Mandatory Cancellation Date at the Special Mandatory Cancellation Price. All Notes surrendered by a Holder to the Trustee for cancellation shall be irrevocably cancelled after payment to that Holder of the Special Mandatory Cancellation Price. If the Notes are not cancelled because of a failure of the Company to pay the portion of the Special Mandatory Cancellation Price to be paid by it, the interest will be deemed to accrue for purposes of calculation of the Special Mandatory Cancellation Price and the Special Mandatory Cancellation Price shall be adjusted accordingly until the date such amount is paid to the relevant Paying Agent. Pending delivery of the Escrow Release Certificate, the Company will not have and will not be deemed to have any rights, title or interest in the Escrow Funds, and any contingent or other rights the Company may have in respect of the Escrow Funds under the Escrow Agreement will be extinguished with respect to the Escrow Funds that are required to be released for payment to the Holders of the Notes in the circumstances described above.

(10)  DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000, and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may not require a Holder to pay any taxes and fees, except as otherwise set forth in the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(11)  PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(12)  AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect, omission or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s obligations to Holders of the Notes in case of a merger or consolidation or sale of all or substantially all of the Company’s assets, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture or to add guarantors or guarantees with respect to the Notes or to grant Liens in favor of the Notes.

(13)  DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Special Interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Section 4.10, 4.15 or 5.01 of the Indenture; (iv) failure by the Company or any of its Restricted Subsidiaries for 60 days after receipt of notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to observe or perform any covenant, representation, warranty or other agreement in the Indenture; (v) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default (a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or (b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates €40 million or more and has not been discharged in full or such acceleration rescinded or annulled within 20 days of such Payment Default or acceleration; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium and Special Interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(14)  TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

(15)  NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(17)  ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

(18)  ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of April 8, 2003, among the Company and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company and the other parties thereto, relating to rights given by the Company to the purchasers of any Additional Notes (collectively, the “Registration Rights Agreement”).

(19)  CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Vivendi Universal S.A.
42 avenue de Friedland
75008 Paris
France
Attention: Corporate Secretary

ASSIGNMENT FORM

                    To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*     Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the appropriate box below:

☐- Section 4.10	☐- Section 4.15

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*     Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

     The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Principal Amount
			of this Global Note	Signature of
	Amount of decrease	Amount of increase	following such	authorized officer
	in Principal Amount	in Principal Amount	decrease	of Trustee or
Date of Exchange	of this Global Note	of this Global Note	(or increase)	Custodian

      CUSIP: 92852E AA 3

9.25% Senior Notes due 2010

No. 2	$406,360,000

VIVENDI UNIVERSAL S.A.

promises to pay to CEDE & CO.

or registered assigns,

the principal sum of Four hundred and six million three hundred and sixty thousand

Dollars on April 15, 2010.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Dated: April 8, 2003

VIVENDI UNIVERSAL S.A.

By:
Name:
Title:

This is one of the 9.25%
Senior Notes due 2010 referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK,
as Trustee

By:
Authorized Signatory

Date of authentication: April 8, 2003

9.25% Senior Notes due 2010

     THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (5) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

     THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST

     (A)  Vivendi Universal S.A., a French société anonyme (the “Company”), promises to pay interest on the principal amount of this Note at 9.25% per annum from April 8, 2003 (subject to subparagraph (1)(B) below) until maturity and shall pay the Special Interest, if any, payable pursuant to the Registration Rights Agreement referred to below. The Company will pay interest and Special Interest, if any, semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a day other than a Saturday, a Sunday or a day on which commercial banking institutions are authorized or required by law to close in New York City, London, England or Paris, France (a “Business Day”), on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 15, 2003. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and on overdue installments of interest and Special Interest, if any (without regard to any applicable grace periods), from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     (B)  The gross proceeds of the offering and sale of the Notes (less $1) will be placed in escrow accounts as provided in Section (9) below. In the event the Escrow Funds are released to the Company as provided in such Section, on the first Interest Payment Date, the Company will pay interest accrued since the date of such release plus an amount equal to the amount of interest on the Notes from April 8, 2003 to the date of release of the Escrow Funds to the Company calculated as if all the proceeds of the Notes had been released to the Company on April 8, 2003.

(2)  METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest, if any, to the Persons who are registered Holders of Notes at the close of business on the April 1 or October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Special Interest, if any, and interest at the office or agency of the Company maintained for such purpose, as provided in the Indenture, or, at the option of the Company, payment of interest and Special Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Special Interest, if any, on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the

Paying Agent. Such payment will be in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

(3)  PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar and The Bank of New York (Luxembourg) S.A. will act as Paying Agent in Luxembourg. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)  INDENTURE. The Company issued the Notes under an Indenture dated as of April 8, 2003 (the “Indenture”) between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

(5)  OPTIONAL REDEMPTION.

     (A)  On or after April 15, 2007, the Company may redeem all or a part of the Dollar Notes, upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Special Interest, if any, on the Notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Dollar Note
Year	Percentage

2007	104.625%
2008	102.313%
2009 and thereafter	100.000%

     (B)  Notwithstanding the provisions of subparagraph (A) of this Paragraph 5, at any time prior to April 15, 2006, the Company may at its option on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture with the net cash proceeds of an Equity Offering at a redemption price equal to 109.25% of the principal amount for the Dollar Notes, plus accrued and unpaid interest and Special Interest, if any, to the redemption date; provided that the Company received at least €50 million in gross proceeds from such Equity Offering; at least 65% in initial aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its Subsidiaries); and such redemption occurs within 120 days of the date of the closing of such Equity Offering.

     (C)  Notwithstanding the provisions of subparagraph (A) of this Paragraph 5, at any time prior to April 15, 2007, the Company may at its option redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus the Applicable Premium plus accrued and unpaid interest and Special Interest, if any, to the applicable redemption date.

(6)  MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

(7)  REPURCHASE AT OPTION OF HOLDER.

     (A)  Upon the occurrence at any time of a Change of Control, unless the Company has exercised its right to redeem the Notes as described in Section 3.07 of the Indenture, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Special Interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (B)  If the Company or any Restricted Subsidiary consummates any Asset Sales, within 30 days of each date on which the aggregate amount of Excess Proceeds exceeds €20 million, the Company will commence an offer to all Holders of Notes (an “Asset Sale Offer”) pursuant to Section 3.09 of the Indenture to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Special Interest, if any, to the date fixed for the closing of such offer in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, such funds will no longer constitute Excess Proceeds and may be used for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase” attached to this Note.

(8)  NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000, may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

(9)  ESCROW OF PROCEEDS; SPECIAL MANDATORY CANCELLATION.

     (A)  At the date of the Indenture, the Trustee, the Company and The Bank of New York, as escrow agent (the “Escrow Agent”) shall enter into an escrow agreement (the “Escrow Agreement”) substantially in the form attached as Exhibit D to the Indenture. The gross proceeds from the offering of the Notes (less a $1 initial payment in respect of the Dollar Notes)

will be paid into escrow accounts (the “Escrow Accounts”) by the initial purchasers of the Notes and held in the name of the Trustee on behalf of the Holders under the terms of the Escrow Agreement. In accordance with the terms of the Escrow Agreement, the Escrow Funds will be released to the Company upon delivery to the Escrow Agent and the Trustee of a certificate of the company signed by two officers, one of whom must be the Chief Executive Officer or Chief Financial Officer of the Company (the “Escrow Release Certificate”), in the form attached to the Escrow Agreement. The Company has agreed in the Indenture for the benefit of the Holders to comply with the terms and conditions of the Escrow Agreement and shall use its reasonable best efforts to satisfy the conditions precedent to availability of the New Credit Facility, deliver the Escrow Release Certificate and receive the gross proceeds from the offering and sale of the Notes as provided in the Escrow Agreement, as soon as practicable following the date hereof.

     (B)  If (i) in accordance with the terms of the Escrow Agreement, the Escrow Release Certificate is not delivered by the Company by 11:59 p.m. New York City time on the date that is 120 days from the date of the Indenture (or, if such 120th day is not a Business Day, the first Business Day after such day) (the “Final Escrow Date”) or (ii) on an earlier date the Company notifies the Escrow Agent that it reasonably believes it will not be possible for the Company to deliver the Escrow Release Certificate by the Final Escrow Date, upon the date that is the earlier of the Final Escrow Date and the date that is five Business Days from the date of such notification, as the case may be, the Company shall promptly instruct the Trustee to cancel each series of Notes (the “Special Mandatory Cancellation”) on a date that is not more than 10 Business Days after such instruction (the “Special Mandatory Cancellation Date”). Promptly following receipt of instructions from the Company to cancel the Notes in accordance with the previous sentence, or if no such instructions have been received, on the Final Escrow Date, the Trustee shall mail by first class mail notice of the Special Mandatory Cancellation (the “Special Mandatory Cancellation Notice”) to each Holder of the Notes at its registered address, to the Escrow Agent, and, so long as any series of the Notes is listed on the Luxembourg Stock Exchange and if required by the rules of the Luxembourg Stock Exchange, notice will be published in Luxembourg in a daily leading newspaper with general circulation in Luxembourg. As provided in the Escrow Agreement, upon receipt of the Special Mandatory Cancellation Notice or, if the Escrow Agent shall not have received an Escrow Release Certificate on or before the Final Escrow Date, on the next following Business Day, the Escrow Agent will liquidate all Escrow Funds held by it and the Escrow Agent will deliver such proceeds to the relevant Paying Agent for pro rata distribution to the Holders of the Notes. On the Special Mandatory Cancellation Date, the Company will pay to the relevant Paying Agent for payment to each Holder of Notes an aggregate amount equal to the difference between (i) 101% of the aggregate principal amount of the Notes plus interest that would have accrued on the Notes if the proceeds of the offering of the Notes had been released to the Company on the date of issuance of the Notes from such date to the Special Mandatory Cancellation Date (the “Special Mandatory Cancellation Price”) and (ii) the proceeds from the liquidation of the Escrow Funds, such that each Holder of the Notes shall receive the Special Mandatory Cancellation Price upon surrender and cancellation of its Notes. Once the Special Mandatory Cancellation Notice has been mailed, the Notes will become irrevocably due and payable on the Special Mandatory Cancellation Date at the Special Mandatory Cancellation Price. All Notes surrendered by a Holder to the Trustee for cancellation shall be irrevocably cancelled after payment to that Holder of the Special Mandatory Cancellation Price. If the Notes are not cancelled because of a failure of the Company to pay the portion of the Special Mandatory Cancellation Price to be paid by it, the interest will be deemed to accrue for purposes of calculation of the Special Mandatory Cancellation Price and the Special Mandatory Cancellation Price shall be adjusted accordingly until the date such amount is paid to the relevant Paying Agent. Pending delivery of the Escrow Release Certificate, the Company will not have and will not be deemed to have any rights, title or interest in the Escrow Funds, and any contingent or other rights the Company may have in respect of the Escrow Funds under the Escrow Agreement will be extinguished with respect to the Escrow Funds that are required to be released for payment to the Holders of the Notes in the circumstances described above.

(10)  DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000, and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may not require a Holder to pay any taxes and fees, except as otherwise set forth in the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(11)  PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(12)  AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect, omission or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s obligations to Holders of the Notes in case of a merger or consolidation or sale of all or substantially all of the Company’s assets, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture or to add guarantors or guarantees with respect to the Notes or to grant Liens in favor of the Notes.

(13)  DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Special Interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Section 4.10, 4.15 or 5.01 of the Indenture; (iv) failure by the Company or any of its Restricted Subsidiaries for 60 days after receipt of notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to observe or perform any covenant, representation, warranty or other agreement in the Indenture; (v) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default (a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or (b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates €40 million or more and has not been discharged in full or such acceleration rescinded or annulled within 20 days of such Payment Default or acceleration; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium and Special Interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(14)  TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

(15)  NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(17)  ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

(18)  ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of April 8, 2003, among the Company and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company and the other parties thereto, relating to rights given by the Company to the purchasers of any Additional Notes (collectively, the “Registration Rights Agreement”).

(19)  CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                    The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Vivendi Universal S.A.
42 avenue de Friedland
75008 Paris
France
Attention: Corporate Secretary

ASSIGNMENT FORM

                    To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*     Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the appropriate box below:

☐- Section 4.10	☐- Section 4.15

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*     Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

     The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Principal Amount
			of this Global Note	Signature of
	Amount of decrease	Amount of increase	following such	authorized officer
	in Principal Amount	in Principal Amount	decrease	of Trustee or
Date of Exchange	of this Global Note	of this Global Note	(or increase)	Custodian

      CUSIP: F7063C AF 3

9.25% Senior Notes due 2010

No. 3	$28,640,000

VIVENDI UNIVERSAL S.A.

promises to pay to CEDE & CO.

or registered assigns,

the principal sum of Twenty eight million six hundred and forty thousand

Dollars on April 15, 2010.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Dated: April 8, 2003

VIVENDI UNIVERSAL S.A.

By:
Name:
Title:

This is one of the 9.25%
Senior Notes due 2010 referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK,
as Trustee

By:
Authorized Signatory

Date of authentication: April 8, 2003

9.25% Senior Notes due 2010

     THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (5) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

     THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST

     (A)  Vivendi Universal S.A., a French société anonyme (the “Company”), promises to pay interest on the principal amount of this Note at 9.25% per annum from April 8, 2003 (subject to subparagraph (1)(B) below) until maturity and shall pay the Special Interest, if any, payable pursuant to the Registration Rights Agreement referred to below. The Company will pay interest and Special Interest, if any, semi-annually in arrears on April 15 and October 15 of each year, or if any such day is not a day other than a Saturday, a Sunday or a day on which commercial banking institutions are authorized or required by law to close in New York City, London, England or Paris, France (a “Business Day”), on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 15, 2003. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and on overdue installments of interest and Special Interest, if any (without regard to any applicable grace periods), from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     (B)  The gross proceeds of the offering and sale of the Notes (less $1) will be placed in escrow accounts as provided in Section (9) below. In the event the Escrow Funds are released to the Company as provided in such Section, on the first Interest Payment Date, the Company will pay interest accrued since the date of such release plus an amount equal to the amount of interest on the Notes from April 8, 2003 to the date of release of the Escrow Funds to the Company calculated as if all the proceeds of the Notes had been released to the Company on April 8, 2003.

(2)  METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest, if any, to the Persons who are registered Holders of Notes at the close of business on the April 1 or October 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Special Interest, if any, and interest at the office or agency of the Company maintained for such purpose, as provided in the Indenture, or, at the option of the Company, payment of interest and Special Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Special Interest, if any, on, all Global Notes and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the

Paying Agent. Such payment will be in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

(3)  PAYING AGENT AND REGISTRAR. Initially, the Trustee will act as Paying Agent and Registrar and The Bank of New York (Luxembourg) S.A. will act as Paying Agent in Luxembourg. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)  INDENTURE. The Company issued the Notes under an Indenture dated as of April 8, 2003 (the “Indenture”) between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Company.

(5)  OPTIONAL REDEMPTION.

     (A)  On or after April 15, 2007, the Company may redeem all or a part of the Dollar Notes, upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Special Interest, if any, on the Notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Dollar Note
Year	Percentage

2007	104.625%
2008	102.313%
2009 and thereafter	100.000%

     (B)  Notwithstanding the provisions of subparagraph (A) of this Paragraph 5, at any time prior to April 15, 2006, the Company may at its option on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture with the net cash proceeds of an Equity Offering at a redemption price equal to 109.25% of the principal amount for the Dollar Notes, plus accrued and unpaid interest and Special Interest, if any, to the redemption date; provided that the Company received at least €50 million in gross proceeds from such Equity Offering; at least 65% in initial aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company and its Subsidiaries); and such redemption occurs within 120 days of the date of the closing of such Equity Offering.

     (C)  Notwithstanding the provisions of subparagraph (A) of this Paragraph 5, at any time prior to April 15, 2007, the Company may at its option redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus the Applicable Premium plus accrued and unpaid interest and Special Interest, if any, to the applicable redemption date.

(6)  MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

(7)  REPURCHASE AT OPTION OF HOLDER.

     (A)  Upon the occurrence at any time of a Change of Control, unless the Company has exercised its right to redeem the Notes as described in Section 3.07 of the Indenture, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Special Interest, if any, on the Notes repurchased to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (B)  If the Company or any Restricted Subsidiary consummates any Asset Sales, within 30 days of each date on which the aggregate amount of Excess Proceeds exceeds €20 million, the Company will commence an offer to all Holders of Notes (an “Asset Sale Offer”) pursuant to Section 3.09 of the Indenture to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Special Interest, if any, to the date fixed for the closing of such offer in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, such funds will no longer constitute Excess Proceeds and may be used for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled “Option of Holder to Elect Purchase” attached to this Note.

(8)  NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000, may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

(9)  ESCROW OF PROCEEDS; SPECIAL MANDATORY CANCELLATION.

     (A)  At the date of the Indenture, the Trustee, the Company and The Bank of New York, as escrow agent (the “Escrow Agent”) shall enter into an escrow agreement (the “Escrow Agreement”) substantially in the form attached as Exhibit D to the Indenture. The gross proceeds from the offering of the Notes (less a $1 initial payment in respect of the Dollar Notes)

will be paid into escrow accounts (the “Escrow Accounts”) by the initial purchasers of the Notes and held in the name of the Trustee on behalf of the Holders under the terms of the Escrow Agreement. In accordance with the terms of the Escrow Agreement, the Escrow Funds will be released to the Company upon delivery to the Escrow Agent and the Trustee of a certificate of the company signed by two officers, one of whom must be the Chief Executive Officer or Chief Financial Officer of the Company (the “Escrow Release Certificate”), in the form attached to the Escrow Agreement. The Company has agreed in the Indenture for the benefit of the Holders to comply with the terms and conditions of the Escrow Agreement and shall use its reasonable best efforts to satisfy the conditions precedent to availability of the New Credit Facility, deliver the Escrow Release Certificate and receive the gross proceeds from the offering and sale of the Notes as provided in the Escrow Agreement, as soon as practicable following the date hereof.

     (B)  If (i) in accordance with the terms of the Escrow Agreement, the Escrow Release Certificate is not delivered by the Company by 11:59 p.m. New York City time on the date that is 120 days from the date of the Indenture (or, if such 120th day is not a Business Day, the first Business Day after such day) (the “Final Escrow Date”) or (ii) on an earlier date the Company notifies the Escrow Agent that it reasonably believes it will not be possible for the Company to deliver the Escrow Release Certificate by the Final Escrow Date, upon the date that is the earlier of the Final Escrow Date and the date that is five Business Days from the date of such notification, as the case may be, the Company shall promptly instruct the Trustee to cancel each series of Notes (the “Special Mandatory Cancellation”) on a date that is not more than 10 Business Days after such instruction (the “Special Mandatory Cancellation Date”). Promptly following receipt of instructions from the Company to cancel the Notes in accordance with the previous sentence, or if no such instructions have been received, on the Final Escrow Date, the Trustee shall mail by first class mail notice of the Special Mandatory Cancellation (the “Special Mandatory Cancellation Notice”) to each Holder of the Notes at its registered address, to the Escrow Agent, and, so long as any series of the Notes is listed on the Luxembourg Stock Exchange and if required by the rules of the Luxembourg Stock Exchange, notice will be published in Luxembourg in a daily leading newspaper with general circulation in Luxembourg. As provided in the Escrow Agreement, upon receipt of the Special Mandatory Cancellation Notice or, if the Escrow Agent shall not have received an Escrow Release Certificate on or before the Final Escrow Date, on the next following Business Day, the Escrow Agent will liquidate all Escrow Funds held by it and the Escrow Agent will deliver such proceeds to the relevant Paying Agent for pro rata distribution to the Holders of the Notes. On the Special Mandatory Cancellation Date, the Company will pay to the relevant Paying Agent for payment to each Holder of Notes an aggregate amount equal to the difference between (i) 101% of the aggregate principal amount of the Notes plus interest that would have accrued on the Notes if the proceeds of the offering of the Notes had been released to the Company on the date of issuance of the Notes from such date to the Special Mandatory Cancellation Date (the “Special Mandatory Cancellation Price”) and (ii) the proceeds from the liquidation of the Escrow Funds, such that each Holder of the Notes shall receive the Special Mandatory Cancellation Price upon surrender and cancellation of its Notes. Once the Special Mandatory Cancellation Notice has been mailed, the Notes will become irrevocably due and payable on the Special Mandatory Cancellation Date at the Special Mandatory Cancellation Price. All Notes surrendered by a Holder to the Trustee for cancellation shall be irrevocably cancelled after payment to that Holder of the Special Mandatory Cancellation Price. If the Notes are not cancelled because of a failure of the Company to pay the portion of the Special Mandatory Cancellation Price to be paid by it, the interest will be deemed to accrue for purposes of calculation of the Special Mandatory Cancellation Price and the Special Mandatory Cancellation Price shall be adjusted accordingly until the date such amount is paid to the relevant Paying Agent. Pending delivery of the Escrow Release Certificate, the Company will not have and will not be deemed to have any rights, title or interest in the Escrow Funds, and any contingent or other rights the Company may have in respect of the Escrow Funds under the Escrow Agreement will be extinguished with respect to the Escrow Funds that are required to be released for payment to the Holders of the Notes in the circumstances described above.

(10)  DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000, and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may not require a Holder to pay any taxes and fees, except as otherwise set forth in the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(11)  PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(12)  AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect, omission or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s obligations to Holders of the Notes in case of a merger or consolidation or sale of all or substantially all of the Company’s assets, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture or to add guarantors or guarantees with respect to the Notes or to grant Liens in favor of the Notes.

(13)  DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Special Interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Section 4.10, 4.15 or 5.01 of the Indenture; (iv) failure by the Company or any of its Restricted Subsidiaries for 60 days after receipt of notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding to observe or perform any covenant, representation, warranty or other agreement in the Indenture; (v) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default (a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or (b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates €40 million or more and has not been discharged in full or such acceleration rescinded or annulled within 20 days of such Payment Default or acceleration; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; and (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium and Special Interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(14)  TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

(15)  NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(17)  ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

(18)  ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of April 8, 2003, among the Company and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company and the other parties thereto, relating to rights given by the Company to the purchasers of any Additional Notes (collectively, the “Registration Rights Agreement”).

(19)  CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

               The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Vivendi Universal S.A.
42 avenue de Friedland
75008 Paris
France
Attention: Corporate Secretary

ASSIGNMENT FORM

                    To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                  to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*     Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the appropriate box below:

☐- Section 4.10	☐- Section 4.15

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased:

$_______________

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*     Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

     The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Principal Amount
	Amount of decrease	Amount of increase	of this Global Note	Signature of
	in Principal Amount	in Principal Amount	following such	authorized officer
	of	of	decrease	of Trustee or
Date of Exchange	this Global Note	this Global Note	(or increase)	Custodian